                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)             MARCH 15, 1999
                                                                 --------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

  (AS SERVICER ON BEHALF OF CC MASTER CREDIT CARD TRUST (FORMERLY CHEVY CHASE
                          MASTER CREDIT CARD TRUST))



LAWS OF THE UNITED STATES                 33-81786                  76-0039224
------------------------------            --------                  ----------
(State or other jurisdiction       (Commission File Number)     (IRS Employer Identification
 of incorporation or                                                  Number)
 organization)



201 NORTH WALNUT STREET, WILMINGTON, DELAWARE                          19801
-------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


                302/594-4117
--------------------------------------------------------
Registrant's telephone number, including area code


                                      N/A
-------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (C)  EXHIBITS.

               The following exhibits are filed as a part of this report:

               (99.01)  Series 1994-5 Monthly Certificateholders' Statement

               (99.02)  Series 1994-5 Monthly Statement To Certificateholders

               (99.03)  Series 1995-1 Monthly Certificateholders' Statement

               (99.04)  Series 1995-1 Monthly Statement To Certificateholders

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         FIRST USA BANK, NATIONAL ASSOCATION
                         As Servicer of the CC Master Credit Card Trust (formerly Chevy Chase Master Credit Card Trust)


                         By:  /s/ Tracie H. Klein
                             ---------------------------------
                             Name:   Tracie H. Klein
                             Title:  First Vice President


Date:  April 5, 1999
       -------------

                                 EXHIBIT INDEX


EXHIBIT NO.              DESCRIPTION                                        PAGE

 99.01         Series 1994-5 Monthly Certificateholders' Statement

 99.02         Series 1994-5 Monthly Statement to Certificateholders

 99.03         Series 1995-1 Monthly Certificateholders' Statement

 99.04         Series 1995-1 Monthly Statement to Certificateholders